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                                                                   EXHIBIT 10.27

                                LETTER AGREEMENT

                                 BY AND BETWEEN

                             ALVAREZ & MARSAL, INC.

                                       AND

                             THE WARNACO GROUP, INC.

                                 MARCH 18, 2003

           PORTIONS OF THIS EXHIBIT MARKED BY AN *** HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.




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                             Alvarez & Marsal, Inc.
              101 East 52nd Street - 6th Floor o New York, NY 10022
                    o Phone: 212.759.4433 o Fax: 212.759.5532

March 18, 2003

The Warnaco Group, Inc.
90 Park Avenue, 26th Floor
New York, NY 10016
Attn: Stanley P. Silverstein, Esq.

Dear Stanley,

Reference is made to that letter agreement (the "Agreement"), dated January 29, 2003, by and between Alvarez & Marsal, Inc. ("A&M") and The Warnaco Group, Inc. (together with its divisions, subsidiaries and affiliates, the "Company"). Capitalized terms used herein shall have the meaning assigned to them in the Agreement.

Pursuant to Section 2(d) of the Agreement, A&M and the Company agreed to endeavor to reach agreement on the services which are intended to qualify as Incentive Compensation, the amount of any Incentive Compensation and the terms upon which it shall be payable. By this letter, A&M and the Company hereby agree that the services and amount of compensation set forth on Annex A hereto shall constitute such Incentive Compensation on the terms set forth therein.

Notwithstanding the foregoing, the terms of the Agreement shall remain in full force and effect.

                                   Very truly yours,

                                   ALVAREZ & MARSAL


                                   By: /s/ James P. Fogarty
                                       -----------------------------------------
                                       James P. Fogarty
                                       Managing Director

Accepted and Agreed:

THE WARNACO GROUP, INC.
For itself and by and/or on behalf of all its subsidiaries


By: /s/ Stanley P. Silverstein
    ------------------------------------------
    Stanley P. Silverstein
    Senior Vice President-Corporate
    Development & Chief Administrative Officer

cc: Stuart D. Buchalter, Esq.
    Jay A. Galluzzo, Esq.




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                                                                         Annex A

A&M Incentive Compensation Plan***
-------------------------------

  I.   ***                                    ***

 II.   Participation in Warnaco Incentive     Pro-rata through the
          Compensation Program                end of final month as
                                              officer

III.   ***                                    ***

 IV.   ***                                    ***

 V.    ***                                    ***

 VI.   ***                                    ***

***

***